Exhibit 10.5

                                 LOAN AGREEMENT

         This Loan Agreement ("Agreement") is entered into by and among Essential Security Software, Inc., a Texas corporation, ("Borrower") with its principal place of business located at 2828 N. Harwood St., Suite 1717, Dallas, Texas 75201 and StreamJet.Net Inc. ("Lender") whose address is 17300 N. Dallas Parkway, Suite 2040, Dallas, Texas 75248, as follows:

                                R E C I T A L S:

         WHEREAS, Borrower is engaged in the software development industry, primarily providing encrypted software under its patented Essential Taceo Software ("Software"); and,

         WHEREAS, Borrower is in need of additional working capital for the purposes of marketing its products; and,

         WHEREAS, pursuant to the terms of this Agreement, Lender has agreed to lend three million (3,000,000) shares of common stock in China Voice Holding Corp. restricted pursuant to the provisions of S.E.C. Rule 144 ("CHVC Shares"), to Borrower to provide collateral for Borrower to obtain financing to meet Borrower's working capital needs;

         Now therefore, in consideration of the foregoing preambles and the promises, payments, covenants, representations and warranties hereinafter set forth the parties hereto agree as follows:

         1. Loan Of CHVC Shares. Pursuant to the terms of this Agreement and satisfaction of the conditions set forth below, Lender agrees to lend to Borrower at closing the CHVC Shares.

         2. Consideration. In consideration for such loan, Borrower agrees to execute at closing a Promissory Note ("Note") payable to Lender in the original principal sum of ONE MILLION FIVE HUNDRED THOUSAND AND NO/100 Dollars ($1,500,000.00) bearing interest at the rate of twelve percent (12%) per annum which Note shall be payable "interest only" prior to maturity with the first of such payments being due thirty (30) days from the date of the Note and all principal and any accrued and unpaid interest due one year from the date of the Note ("Maturity Date"). The Note may be prepaid at any time without penalty prior to the Maturity Date. Borrower shall be obligated to return to Payee the CHVC Shares, free and clear of any liens or encumbrances, on or before the Maturity Date and shall receive credit against the outstanding principal amount of the Note at the rate of $0.50 per share for each share returned In addition, Borrower shall be obligated to issue 25,000 shares of Borrower's common stock, restricted by S.E.C. Rule 144 ("ESS Common Stock") to Lender upon execution of the Note and on the same date of each month thereafter prior to the date the
Note is paid in full as provided herein.

         Borrower shall also have the option to purchase all or a portion of the CHVC Shares from Lender prior to maturity date for a price of $0.80 per share by delivering written notice to Lender.

         3. Guaranty;Collateral. To secure its obligations, Borrower shall pledge to all of its assets except for the CHVC Shares, the terms of which pledge and/or assignment shall be set forth in a Security Agreement executed and delivered by Borrower at Closing.

         4. Closing. Closing shall occur in Borrowers' offices at a mutually agreeable time upon three (3) days notice by Borrower to Lender but no later than June 15, 2008.

                  (i) At the closing, following execution of the closing documents, Lender shall provide the following:

                  (a)      Delivery of the CHVC Shares to Borrower.

                  (ii) At the Closing, Borrower shall deliver to Lender the following:

                  (a) Promissory Note executed by Borrower dated the day of closing made payable to the Lender in the original principal sum of ONE MILLION FIVE HUNDRED AND NO/100 Dollars ($1,500,000.00) with such Note bearing interest at the rate of 12 % per annum and being due and payable as described in paragraph 2 above and containing customary default and other provisions and be in a form reasonably acceptable to Lender;

                  (b) Security Agreement executed by Borrower for the benefit of Lender securing Borrower's obligations under the Note covering all of Borrower's assets except for the CHVC Shares;

                  (c) Certificates of Borrowing provided by the Secretary of the Borrower certifying that the loan made to Borrower pursuant to the terms of this Agreement have been duly authorized by the respective Boards of Directors of the Borrower;

                  (d) Certificates of Existence and Certificates of Good Standing or other evidence reasonably satisfactory to Lender of Borrower reflecting that the Borrower is in good standing in the state in which it is incorporated;

                  (e) Stock Certificate issued by Borrower representing 25,000 shares of ESS Common Stock.

         5. Representations And Warranties.

                  A. Borrower hereby represents and warrants to Lender the following:

                  (a) Borrower is a corporation organized, validly existing and in good standing in its state of incorporation and has the requisite power and authority to enter into this Agreement and to carry out and perform the terms and provisions of this Agreement;

                  (b) The execution and delivery of, and performance and compliance with, this Agreement will not result in the violation of or be in conflict with or constitute a default under any term or provision of any charter, bylaw, mortgage, indenture, contract, agreement, instrument, judgment, decree, order, statute, rule or regulation;

                  (c) Borrower has received no written notice of any actions, suits or proceedings pending or asserted, and have no actual knowledge of any such threatened actions, suits or proceedings, at law or in equity or before or by any federal, state, municipal or other governmental departments, affecting or which could materially and adversely affect their ability to pay the Promissory Note at Maturity;

                  (d)      Borrower  has all  requisite  power and  authority to
                           enter  into  this   Agreement  and   consummate   the
                           transactions herein contemplated;

                  (e) This Agreement is a valid obligation of Borrower and is binding upon Borrower in accordance with its terms except as may be affected by bankruptcy, insolvency, or any laws generally affecting creditors' rights;

                  (f) The representations and warranties of Borrower as set forth in this Section shall be true and correct on the Closing Date.

                  B. Lender represents and warrants:

                  (a) Lender is a corporation organized, validly existing and in good standing in its state of incorporation and has the requisite power and authority to enter into this Agreement and to carry out and perform the terms and provisions of this Agreement;

                  (b) The execution and delivery of, and performance and compliance with, this Agreement will not result in the violation of or be in conflict with or constitute a default under any term or provision of any charter, bylaw, mortgage, indenture, contract, agreement, instrument, judgment, decree, order, statute, rule or regulation;

                  (c) Lender has all requisite power and authority to enter into this Agreement and consummate the transactions herein contemplated;

                  (d) The representations and warranties of Lender as set forth in this Section shall be true and correct on the Closing Date.

         6. Brokers Fees; Finders Fees; Commissions. Lender represents and warrants that it has not engaged any brokers, agents, finders or any third parties to find, arrange, negotiate or in any other manner assist him with regard to this Agreement and the transactions contemplated hereby. Borrower agrees to indemnify and hold Lender harmless from any claims for payment of any commissions or other forms of consideration or compensation as a result of any third party's assistance or involvement in this Agreement or the transactions contemplated hereby.

         7. Attorneys Fees; Costs. Borrower agrees to reimburse Lender or pay directly to counsel retained by Lender any and all legal fees and costs incurred by Lender to reasonably represent Lender in negotiating the terms of this Agreement, preparing the necessary documents to close the transaction and assist in closing the transaction.

         8. Binding Effect. This Agreement shall be binding upon and inure to the benefit of the parties, their successors, assigns and/or affiliates.

         9. Venue; Jurisdiction. The parties acknowledge and agree that this Agreement is being entered into in Dallas County, Texas and that venue over any disputes shall be in Dallas County, Texas and that the laws of the State of Texas shall apply to the construction, interpretation, and/or application of this Agreement.

         10. Notices. All notices required by this Agreement shall be effective if provided in writing and mailed to the other party by certified mail, return receipt requested to the following address or such other address as either party may provide to the other party in writing in the manner required by this paragraph:

                  A. If to Borrower:

                         Essential Security Software, Inc.
                         2828 Harwood St.
                         Suite 1717
                         Dallas, Texas 75201
                         Attn: Bo Price

                  B. If to Lender:

                         StreamJet.Net Inc.
                         17300 Dallas Parkway
                         Suite 2040
                         Dallas, Texas 75248
                         Attn: D. Ronald Allen

         11. Final Agreement. This Agreement and the exhibit attached hereto contain the entire agreement among the parties, and no promise, representation, warranty, or covenant not included in this Agreement has been or is relied upon by either party. No modification or amendment of this Agreement shall be of any force or effect unless made in writing and executed by all parties. In the event that any litigation arises hereunder, it is specifically stipulated that this Agreement shall be interpreted and construed according to the laws of the State of Texas. Venue for any legal action arising out of this Agreement shall be solely and exclusively in Dallas County, Texas. Further, the prevailing, party in any litigation between the parties shall be entitled to recover, as a part of its judgment, reasonable attorneys' fees and costs of suit.

         12. Multiple Counterparts. This Agreement may be executed in multiple counterparts, any of which shall be deemed an original.

This Agreement is entered into as of the 13th day of February, 2008.

                                            BORROWER:

                                            Essential Security Software, Inc.
                                            A Texas corporation



                                            By:  /s/ Bo Price
                                               ---------------------------------
                                            Name:  Bo Price, Chairman


                                            LENDER:

                                            StreamJet.Net Inc.



                                            By:  /s/ D. Ronald Allen
                                               ---------------------------------
                                            Name:  D. Ronald Allen, President

                                 PROMISSORY NOTE

$1,500,000.00                     Dallas, Texas                   March 11, 2008


         FOR VALUE RECEIVED, the undersigned, Essential Security Software, Inc., ("Maker"), which is located at 2828 Harwood St., Suite 1717, Dallas, Texas 75201, promises to pay to the order of StreamJetNet Inc., ("Payee") whose address is 17300 N. Dallas Parkway, Suite 2040, Dallas, Texas 75248, or such other location as Payee may direct, in lawful money of the United States of America, the principal sum of ONE MILLION FIVE HUNDRED THOUSAND AND NO/100 ($1,500,00000) with interest on the outstanding principal balance at the rate of twelve percent (12%) per annum until paid.

         Maker shall pay this Note interest only monthly, with all principal and accrued interest due on or before January 25, 2009 ("Maturity Date"). This Note may be prepaid without penalty. Maker shall be obligated to return to Payee 3,000,000 shares of restricted common stock of

         China Voice Holding Corp. ("CHVC Shares") on or before the Maturity Date and Maker shall receive credit against the amounts due pursuant to the Note upon delivery of the shares to Payee free and clear of any encumbrances in an amount equal to $0.50 per share returned. In addition, Maker shall be obligated to issue 25,000 shares of its common stock to Payee on April 11, 2008 and a like amount for each 30 days hereafter so long as the CHVC shares have not been delivered to Payee.

         This Note is being executed pursuant to the terms of a Loan Agreement executed by the Payee and Maker as of the date hereof and the terms of such Loan Agreement, not in conflict with the terms of this Note, are incorporated herein by reference.

         Maker and any and all co-makers, endorsers, guarantors and sureties severally waive presentment for payment, notice of nonpayment, protest, demand, notice of protest, notice of intention to accelerate, notice of acceleration and dishonor, diligence in enforcement and indulgences of every kind, and hereby agree that this Note and the liens securing its payment may be extended and re-extended and the time for payment extended and re-extended from time to time without notice to them or any of them, and they severally agree that their liability on or with respect to this Note shall not be affected by any release or change in any security at any time existing or by any failure to perfect or maintain perfection of any security interest in such security.

         It is agreed that time is of the essence of this Note, and if the payment of principal and all accrued and unpaid interest is not received by Payee on or before the Maturity Date, or, if a default occurs under any instrument now or hereafter executed in connection with or as security for this Note, thereupon, after the passage of applicable notice and cure periods, at the option of Payee, the entire unpaid principal balance and the accrued and unpaid interest shall be due and payable forthwith without demand, notice of default or of intent to accelerate the maturity hereof, notice of nonpayment, presentment, protest or notice of dishonor, all of which are hereby expressly waived by Maker and each other liable party. Any past due principal shall bear interest at the maximum rate allowed by law. Failure to exercise this option upon any such default shall not constitute a waiver of the right to exercise such option in the event of any subsequent default.

         If the entire unpaid principal balance plus all accrued and unpaid interest due and owing on this Note is not paid at maturity whether by acceleration or otherwise and is placed in the hands of an attorney for collection, or suit is filed hereon, or proceedings are had in probate, bankruptcy, receivership, reorganization, arrangement or other legal proceedings for collection hereof, Maker and each other liable party agree to pay Payee its reasonable collection costs, including a reasonable amount for attorneys' fees, but in no event to exceed the maximum amount permitted by law. Maker and each other liable party are and shall be directly and primarily, jointly and severally, liable for the payment of all sums called for hereunder, and Maker and each other liable party hereby expressly waive bringing of suit and diligence in taking any action to collect any sums owing hereon and in the handling of any security hereunder, and Maker and each other liable party hereby consent to and agree to remain liable hereon regardless of any renewals, extensions for any period or rearrangements hereof, or any release or substitution of security herefor, in whole or in part, with or without notice, from time to time, before or after maturity.

         It is the intent of Maker and Payee in the execution of this Note and all other loan documents to contract in strict compliance with applicable usury law. In furtherance thereof, Maker and Payee stipulate and agree that none of the terms and provisions contained in this Note, or in any other instrument executed in connection herewith, shall ever be construed to create a contract to pay for the use, forbearance or detention of money, interest at a rate in excess of the maximum rate allowed by law ("Maximum Rate"). Neither Maker nor any guarantors, endorsers or other parties now or hereafter becoming liable for payment of this Note shall ever be obligated or required to pay interest on this Note at a rate in excess of the Maximum Rate, and the provisions of this paragraph shall control over all other provisions of this Note and any other loan documents now or hereafter executed which may be in apparent conflict herewith. Payee expressly disavows any intention to charge or collect excessive unearned interest or finance charges in the event the maturity of this Note is accelerated. If the maturity of this Note shall be accelerated for any reason or if the principal of this Note is paid prior to the end of the term of this Note, and as a result thereof the interest received for the actual period of existence of the loan evidenced by this Note exceeds the applicable maximum lawful rate, the holder of this Note shall credit the amount of such excess against the principal balance of this Note then outstanding and thereby shall render inapplicable any and all penalties of any kind provided by applicable law as a result of such excess interest; provided, however, that if the principal hereof has been paid in full, such excess shall be refunded to Maker. If the holder of this Note shall receive money (or anything else) which is determined to constitute interest and which would increase the effective interest rate on this Note or any other indebtedness which Maker or a guarantor is obligated to pay to holder to a rate in excess of that permitted by applicable law, the amount determined to constitute interest in excess of the lawful rate shall be credited against the principal balance of this Note then outstanding or, if the principal balance has been paid in full, refunded to Maker, in which event any and all penalties of any kind under applicable law as a result of such excess interest shall be inapplicable. If the holder of this Note shall not actually receive, but shall contract for, request or demand, a payment of money (or anything else) which is determined to constitute interest and which would increase the effective interest rate contracted for or charged on this Note or the other indebtedness evidenced or secured by the Loan Documents to a rate in excess of that permitted by applicable law, the holder of this Note shall be entitled, following such determination, to waive or rescind the contractual claim, request or demand for the amount determined to constitute interest in excess of the lawful rate, in which event any and all penalties of any kind under applicable law as a result of such excess interest shall be inapplicable. By execution of this Note Maker acknowledges that Maker believes the loan evidenced by this Note to be non-usurious and agrees that if, at any time, Maker should have reason to believe that such loan is in fact usurious, Maker will give the holder of this Note notice of such condition and Maker agrees that the holder shall have sixty
(60) days in which to make appropriate refund or other adjustment in order to correct such condition if in fact such exists.

         Additionally, if, from any circumstance whatsoever, fulfillment of any provision hereof or of the Loan Agreement or of any documents or instruments executed pursuant to the terms thereof, shall, at the time fulfillment of such provision be due, involve transcending the Maximum Rate then, ipso facto, the obligation to be fulfilled shall be reduced to the Maximum Rate. The term "applicable law" as used in this Note shall mean the laws of the State of Texas or the laws of the United States, whichever laws allow the greater rate of interest, as such laws now exist or may be changed or amended or come into effect in the future.

         This Note is secured by all security agreements, pledge agreements, assignments, and lien instruments executed by Maker (or by any other liable party) in favor of Payee, or any other holder of this Note, as provided in the Loan Agreement executed even date herewith, including those executed simultaneously herewith, specifically including, but not necessarily limited to, that certain Security Agreement executed by Maker of even date herewith covering all of Maker's assets except for the CHVC Shares.

         In addition to the above provisions, Maker will be in default if. (1) Maker fails to timely pay or perform any obligation or covenant in any written agreement between Payee and Maker; (2) Maker makes any material false statement or representation in any agreement or document presented to Payee and upon which Payee relied in funding this Note; (3) a receiver is appointed for Maker; (4) bankruptcy or insolvency proceedings are commenced against or by Maker; (5) Maker is dissolved; (6) Maker's collateral provided to secure payment of this
Note is impaired by loss, theft, damage, levy and execution, or destruction, unless it is promptly replaced with collateral of like kind and quality or restored to its former condition.

         This Note has been executed and delivered in and shall be construed in accordance with and governed by the laws of the State of Texas.

                                         MAKER:

                                         Essential Security Software, Inc.,
                                         A Texas corporation



                                         By:  /s/ Bo Price
                                            ------------------------------
                                              Bo Price
                                              Chairman

                               SECURITY AGREEMENT

         THIS SECURITY AGREEMENT is made and entered into by and between StreamJet.Net Inc., a Texas corporation, whose address is 17300 Dallas Parkway, Suite 2040, Dallas, Texas 75248 ("Secured Party"), and Essential Security Software, Inc., a Texas Corporation whose address is 2828 Harwood St., Suite 1717, Dallas, Texas 75201, ("Debtor").

         For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Debtor hereby grants to Secured Party a security interest in and to the Collateral, as herein defined, and in connection therewith the parties hereby agree as follows:

         Collateral. To secure payment of the "Indebtedness", as herein defined, Debtor hereby assigns, transfers and sets over to Secured Party, and grants to Secured Party, a security interest in and to all Debtor's right, title and interest in and to all of Debtor's inventories, equipment, furnishings, fixtures, accounts and notes receivable, intellectual property including Debtor's rights to the "Essential Taceo" software and all other tangible and intangible property now or hereafter existing, together with all rights, powers and privileges thereunto appertaining, save and except for 3,000,000 shares of common stock of China Voice Holding Corp. ("CHVC Shares") ("Collateral") and any proceeds from the sale or other disposition of the Collateral, including any insurance proceeds resulting from the destruction or damage to the Collateral.

         Indebtedness. The term "Indebtedness" as used herein, shall mean Debtor's obligations now existing or hereinafter arising as a result of Debtor's execution as "Maker" of a Promissory Note dated of even date herewith in the original principal amount of ONE MILLION FIVE HUNDRED THOUSAND AND NO/100 DOLLARS ($1,500,000.00) payable to the order of Secured Party ("Note"); and, (b) all rearrangements, increases, renewals and extensions of the Note.

         Representations of Debtor. Debtor represents, warrants and agrees as follows:


         a. No financing statement or other instrument of hypothecation covering the Collateral or its proceeds is on file in any public office except in favor of Secured Party; except for the security interest granted by this Security
Agreement, there is no lien, security interest or encumbrance in or on the Collateral; and Debtor is the true and lawful owner of the Collateral.

         b. The Collateral will not be sold, transferred, pledged or made subject to a security agreement without the prior written consent of Secured Party.

         c. Debtor will sign and execute alone or with Secured Party any financing statement or other document or procure any document, and pay all costs in connection therewith necessary to protect the security interest under this Security Agreement against the rights or interests of third persons.

         d. Debtor will, at Debtor's own expense, do, make, procure, execute and deliver all acts, things, writings and assurances as Secured Party may at any time reasonably request to protect, assure or enforce the interests, rights and remedies of Secured Party created by, provided in or emanating from this Security Agreement.

         e. Debtor will pay to Secured Party all expenses (including expenses for legal services of every kind) of, or incidental to, the enforcement of any of the provisions of this Security Agreement, or incidental to the enforcement, repayment or collection of any of the Indebtedness, or any actual or attempted sale, or any exchange, enforcement, collection, compromise or settlement of any of the Collateral or receipt of the proceeds thereof, and for the care of the Collateral and defending or asserting the rights and claims of the Secured Party in respect thereof, by litigation or otherwise; and all such expenses shall be Indebtedness within the terms of this Security Agreement.

         f. Until such time as the Note is paid in full, the Debtor will honor the terms and conditions of any other written agreements entered into with the Secured Party.

         Uniform Commercial Code. This Security Agreement shall constitute a valid and binding security agreement under the Uniform Commercial Code - Secured Transactions (herein called the "Code") creating in favor of Secured Party, until the Indebtedness is fully paid, a first and prior security interest in and to the Collateral. Accordingly, Debtor hereby acknowledges unto Secured Party that Secured Party shall have, in addition to any and all other rights, remedies and recourses afforded to Secured Party under this Security Agreement or the Instruments, all rights, remedies and recourses afforded to secured parties by the Code.

         Default by Debtor. There will be a default under this Security Agreement upon the happening of any of the following events or conditions which is not cured within any applicable cure periods contained in the Note or any instruments securing the Note (herein called an "Event of Default"):

         a. If any Indebtedness secured by this Security Agreement, either principal or interest, is not paid when due, subject to any notice and cure provisions provided for in the Note.

         b. If the Debtor shall fail to comply with any of the Debtor's covenants or undertakings in any agreement, instrument or other document between the Debtor and the Secured Party, subject to any notice and cure provisions provided for therein.

         c. If Debtor shall fail to comply with any of Debtor's covenants or agreements herein and such failure remains uncured for thirty (30) days after receipt of written notice from the Secured Party.

         d. If Debtor (i) applies for or consents to the appointment of a receiver, trustee, custodian or liquidator of all or a substantial part of Debtor's assets, or (ii) files a voluntary petition in bankruptcy or fails generally to pay Debtor's debts as such debts become due, or (iii) makes a general assignment for the benefit of creditors, or (iv) files a petition or answers same wherein Debtor seeks reorganization or rearrangement with creditors or to take advantage of any insolvency law, or (v) files an answer admitting the material allegations of a petition filed against Debtor in any bankruptcy, reorganization, insolvency or similar proceeding.

         e. If an order, non-appealable judgment or decree is entered by any court of competent jurisdiction, upon the application of a creditor or otherwise, adjudicating Debtor as bankrupt or insolvent or approving a petition seeking reorganization or appointing a receiver, trustee or liquidator of all or any substantial part of Debtor's assets and same remains in effect for more than sixty (60) days.

         f. If any warranty, representation or statement contained in this Security Agreement, or any agreement, instrument or other document made or furnished to Secured Party by or on behalf of Debtor in connection with this Security Agreement proves to have been false in any material respect when made or furnished.

         Remedies.

         a. When an Event of Default occurs, and at any time thereafter, Secured Party may declare all or a part of the Indebtedness immediately due and payable and may proceed to enforce payment of same and to exercise any and all of the rights and remedies provided by the Code, as well as all other rights and remedies possessed by Secured Party under this Security Agreement or otherwise at law or in equity. Secured Party may require Debtor to assemble the Collateral and make it available to Secured Party at any place to be designated by Secured Party which is reasonably convenient to both parties. For purposes of the notice requirements of the Code, Secured Party and Debtor agree that notice given at least five (5) days prior to the related action hereunder is reasonable. Secured Party shall be entitled to immediate possession of the Collateral and all books and records evidencing same and shall have authority to enter upon any premises, upon which said items may be situated, and remove same therefrom. Expenses of retaking, holding, preparing for sale, selling, or the like ("Collection Costs"), shall include, without limitation, Secured Party's reasonable attorneys' fees and all such expenses shall be recovered by Secured Party before applying the proceeds from the disposition of the Collateral toward the Indebtedness. To the extent allowed by the Code, Secured Party may use Secured Party's discretion in applying the proceeds of any disposition of the Collateral to the Collection Costs or to the Indebtedness and Debtor will remain liable for any deficiency remaining after such disposition. All rights and remedies of Secured Party hereunder are cumulative and may be exercised singly or concurrently. The exercise of any right or remedy will not be a waiver of any other.

         b. Secured Party, in addition to the rights and remedies provided for in the preceding subparagraph, shall have all the rights and remedies of a secured party under the Uniform Commercial Code as adopted by the state where the Collateral is located at the date of any such Event of Default, and Secured Party shall be entitled to all such other rights and remedies as may now or hereafter exist at law or in equity for the collection of the Indebtedness and the enforcement of the covenants herein and the foreclosure of the security interest created hereby and to resort to any remedy provided hereunder or provided by the Uniform Commercial Code as adopted in the state where the Collateral is located at the date of an Event of Default, or by any other law of such state, shall not prevent the concurrent or subsequent employment of any other appropriate remedy or remedies.

         c. Secured Party may remedy any default, without waiving same, or may waive any default without waiving any prior or subsequent default.

         Secured Party's Rights.

         a. This Security Agreement, Secured Party's rights hereunder or said Indebtedness hereby secured, may be assigned from time to time, and in any such case the assignee will be entitled to all of the rights, privileges and remedies granted in this Security Agreement to Secured Party.

         b. Upon the occurrence of an Event of Default, Secured Party may execute, sign, endorse, transfer or deliver, in the name of Debtor, notes, checks, drafts or other instrument for the payment of money and receipts or any other documents necessary to evidence, perfect or realize upon the security interest and obligations created by this Security Agreement.

         c. At Secured Party's option, Secured Party may, after notice to Debtor and Debtor's failure to do so within thirty (30) days after receipt of said notice, discharge taxes, liens or security interests or other encumbrances at any time levied or placed on the Collateral, and perform or cause to be performed Debtor's obligations under the Security Agreement 1 to maintain the same in full force and effect. Debtor agrees to reimburse Secured Party on demand for any payment made, or expense incurred, by Secured Party pursuant to the foregoing authorization, plus interest thereon at the rate of interest provided for in the Note.

         d. No remedy herein conferred upon or reserved to Secured Party is intended to be or shall be exclusive of any other remedy, but every remedy herein provided is cumulative and is in addition to every other remedy given hereunder or in any instrument executed in connection herewith, or now or hereafter existing at law or in equity, or by statute; and every such right and remedy may be exercised from time to time and as often as may be deemed expedient. No delay or omission by Secured Party to exercise any right or remedy arising from any default will impair any such right or remedy or will be construed to be a waiver thereof or of any such default or an acquiescence therein.

         Release of Security Interest. Upon full and complete payment of all sums owing and to be owing by Debtor to Secured Party and the termination of any obligations of Debtor under the Security Agreement, together with all costs incurred in connection therewith, at the request and expense of Debtor, Secured Party will make, execute and deliver a reassignment of the properties assigned hereby and of the monies, revenues, proceeds, benefits and payments, if any, that may be owing upon the aforesaid Collateral to Debtor but without covenant or warranty, however, of any kind or character, express or implied, and with the provisions that Secured Party will not be required or called upon to refund or account for any payments properly made to Secured Party which have been or may be properly applied to any Indebtedness secured or to be secured hereby.

         Validity of Security Interest. No security taken hereafter as security for payment of any part or all of the Indebtedness shall impair in any manner or affect this Security Agreement; all such present and fixture additional security to be considered as cumulative security. Any of the Collateral may be released from this Security Agreement without altering, varying or diminishing in any way the force, effect, lien, security interest or charge of this Security Agreement as to the Collateral not expressly released, and this Agreement shall continue as a first lien, security interest and charge on all of the Collateral not expressly released until all sums and indebtedness secured hereby have been paid in full.

         Notices. Any notice, request or other document shall be in writing and sent by registered or certified mail, return receipt requested, postage prepaid and addressed to the party to be notified at the following addresses, or such other address as such party may hereafter designate by written notice to all parties, which notice shall be effective as of the date of posting:

         (a) If to Secured Party:

                      StreamJet.Net Inc.
                      17300 N. Dallas Parkway
                      Suite 2040
                      Dallas, Texas  75248

         (b) If to the Debtor:

                      Essential Security Software, Inc.
                      2828 Harwood St.
                      Suite 1717
                      Dallas, Texas  75201

         Texas Law. This Security Agreement and the obligations of the parties hereunder is to be interpreted, construed and enforced in accordance with the laws of the State of Texas.

         Severability. If any provision of this Security Agreement or the application thereof to any person or circumstance is held to be invalid or unenforceable to any extent, the remainder of this Security Agreement and the application of such provisions to other persons or circumstances is not to be affected thereby and is to be enforced to the full extent permitted by law.

         Successors and Assigns. This Security Agreement inures to the benefit of, and is binding upon, Debtor and Secured Party and their respective heirs, legal representatives, successors and assigns.

         Gender. The use of any gender herein shall include the other genders.

         Scope. Nothing herein contained will in any way limit or be construed as limiting the right of Secured Party to collect any note, item, sum or amount secured or to be secured hereby only out of the properties assigned hereby or out of the revenues, monies, proceeds, benefits and payments accruing and to accrue unto Debtor, under and by virtue of said Collateral, but it is expressly understood and provided that all such Indebtedness and amounts secured and to be secured hereby are, and shall constitute, absolute and unconditional obligations of Debtor to pay to Secured Party the amount provided for instruments executed in connection herewith and all agreements with reference thereto at the time and in the manner therein specified or provided. Debtor agrees that Debtor will, from time to time, and upon request of Secured Party, furnish satisfactory proof that the properties assigned hereby and the revenues, monies, proceeds, benefits and payments accruing and to accrue under said Collateral are free and clear of all lawful demands, claims and liens of any and all persons whomsoever.

         IN WITNESS WHEREOF, this Security Agreement is dated the 11th day of March, 2008.

                                   DEBTOR:

                                   Essential Security Software, Inc.
                                   A Texas Corporation



                                   By:  /s/ Bo Price
                                      ------------------------------------------
                                        Bo Price
                                        Chairman


                                   SECURED PARTY:

                                   StreamJet.Net, Inc., a Texas corporation



                                   By:  /s/ D. Ronald Allen
                                      ------------------------------------------
                                        D. Ronald Allen, President

THE STATE OF TEXAS   ss.
                     ss.
COUNTY OF DALLAS     ss.

         This instrument was acknowledged before me, a Notary Public, as of the 11th day of March, 2008, by Bo Price, Chairman of Essential Security Software, Inc., for the purposes therein set forth.

                                             /s/ Mary N. Simmons
                                             -----------------------------------
                                             Notary Public, State of Texas
                                             Printed Name:  Mary N. Simmons
                                             Commission Expires:  2-25-12



THE STATE OF TEXAS   ss.
                     ss.
COUNTY OF DALLAS     ss.

         This instrument was acknowledged before me, a Notary Public, as of the 11th day of March, 2008, by D. Ronald Allen, President of StreamJet.Net Inc., for the purposes therein set forth.

                                             /s/ Mary N. Simmons
                                             -----------------------------------
                                             Notary Public, State of Texas
                                             Printed Name:  Mary N. Simmons
                                             Commission Expires:  2-25-12